SCHEDULE 14A
INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

TESSCO Technologies Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid

☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. INTERNET/MOBILE –www.proxypush.com/tess Use the Internet to vote your proxy until 11:59 p.m. (CT) on July 20, 2015.* PHONE – 1-866-883-3382 Use a touch-tone telephone to vote your proxy until 11:59 p.m. (CT) on July 20, 2015.* MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card. *For shares held in TESSCO Technologies Incorporated employee benefit plans, the deadline for submitting instructions is 11:59 p.m. (CT) on July 16, 2015. TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD. The Board of Directors recommends a vote “FOR” all nominees named in Proposal No. 1 and “FOR” Proposal Nos. 2 and 3. 1. Proposal No. 1. To elect six (6) director nominees to serve on our Board of Directors, each for a one (1) year term ending at the Annual Meeting of Shareholders to be held in 2016 and until their respective successors are duly elected and qualified. 01 Robert B. Barnhill, Jr. 04 Benn R. Konsynski ■ Vote FOR all nominees ■ Vote WITHHELD 02 John D. Beletic 05 Dennis J. Shaughnessy (except as marked) from all nominees 03 Jay G. Baitler 06 Morton F. Zifferer(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.) 2. Proposal No. 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2016. 3. Proposal No. 3. An advisory vote on named executive officer compensation for the fiscal year ended March 29, 2015. The proxies named herein are hereby authorized to vote in their discretion upon any other matter which may properly come before the Annual Meeting or any adjournment or postponement thereof, including any proposal presented for any adjournment of the meeting. Receipt of notice of the meeting and proxy statement is hereby acknowledged, and the terms of the notice and proxy statement are hereby incorporated by reference into this proxy. The undersigned hereby revokes all proxies heretofore given for said meeting or any adjournment or postponement thereof. Address Change? Mark box, sign, and indicate changes below: ■Date _____________________________________ Signature(s) in Box Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

TESSCO TECHNOLOGIES INCORPORATED ANNUAL MEETING OF SHAREHOLDERS Tuesday, July 21, 2015 9:00 a.m. 375 West Padonia Road Timonium, Maryland 21093 The undersigned hereby appoints ROBERT B. BARNHILL, JR. and ARIC M. SPITULNIK, and each of them, with full power of substitution to each, as proxy, to vote all shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders of TESSCO Technologies Incorporated to be held Tuesday, July 21, 2015 at 9:00 a.m., local time, at the Company’s offices located at 375 West Padonia Road, Timonium, Maryland 21093, and at any adjournment or postponement thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE BY SENDING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY TIMELY PROVIDING A LATER-DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. THIS PROXY, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE PERSON SIGNING IT. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES NAMED FOR ELECTION AS DIRECTORS, “FOR” THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2016, AND “FOR” APPROVAL OF AN ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION FOR FISCAL YEAR 2015, AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. For shares held in TESSCO Technologies Incorporated employee benefit plans: This card also constitutes voting instructions to the trustees or administrators, as applicable, of certain of TESSCO Technologies Incorporated’s employee benefit plans to vote shares attributable to accounts the undersigned may hold under such plans as indicated on the reverse of this card. If no voting instructions are provided, such shares will be voted in accordance with the provisions of the respective plans. For shares held in TESSCO Technologies Incorporated’s employee benefit plans, the deadline for submitting voting instructions is 11:59 p.m. (CT) on July 16, 2015. See reverse for voting instructions.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on July 21, 2015. Notice is hereby given that the Annual Meeting of Shareholders of TESSCO Technologies Incorporated will be held at 375 West Padonia Road, Timonium, Maryland 21093 on July 21, 2015 at 9:00 a.m. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice, Proxy Statement and Annual Report are available at www.proxydocs.com/tess If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before July 9, 2015 to facilitate timely delivery. Matters intended to be acted upon at the meeting are listed below. The Board of Directors recommends that you vote FOR the following Proposals:1. To elect six (6) director nominees to serve on our Board of Directors, each for a one (1) year term ending at the Annual Meeting of Shareholders to be held in 2016 and until their respective successors are duly elected and qualified. 2.   To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2016.3. An advisory vote on named executive compensation for the fiscal year ended March 29, 2015. THIS IS NOT A FORM FOR VOTING You may immediately vote your proxy on the Internet at:www.proxypush.com/tess •  Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CT) on July 20, 2015.•  For shares held in TESSCO Technologies Incorporated’s employee benefit plans, the deadline for submitting voting instructions is 11:59 p.m. (CT) on July 16, 2015. •  Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy. Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card, notice, proxy statement and annual report, please contact us via: Internet/Mobile – Access the Internet and go to www.investorelections.com/tess . Follow the instructions to log in, and order copies. Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies. Email – Send us an email at paper@investorelections.com with “tess Materials Request” in the subject line. The email must include: • The 11-digit control # located in the box in the upper right hand corner on the front of this notice. • Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials. • If you choose email delivery you must include the email address. • If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email. Important Information about the Notice of Proxy Materials This Notice Regarding the Online Availability of Proxy Materials (Notice) is provided to shareholders in place of the printed materials for the upcoming Shareholder Meeting. Information about the Notice: In 2007, the Securities and Exchange Commission adopted a voluntary rule permitting Internet-based delivery of proxy materials. Companies can now send Notices, rather than printed proxy materials to shareholders. This may help lower mailing, printing and storage costs for the company, while minimizing environmental impact. This Notice contains specific information regarding the meeting, proposals and the internet site where the proxy materials may be found. To view the proxy materials online: Please refer to the instructions in this Notice on how to access and view the proxy materials online, including the proxy card, annual report and proxy statement. To receive paper copies of the proxy materials: Please refer to the instructions in this Notice on how to request hard copies of proxy materials via phone, email or Internet.